Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Prospectus Dated October 31, 2008

Frontegra New Star International Equity Fund

On October 2, 2009, the Frontegra Funds’ Board of Directors (the “Board”) unanimously approved the replacement of New Star Institutional Managers Limited (“New Star”), the subadviser to the New Star International Equity Fund (the “Fund”), with Mastholm Asset Management, LLC (“Mastholm”), a registered investment adviser.  Effective on or about October 12, 2009, Mastholm will assume day-to-day investment management responsibilities for the Fund and the previous subadvisory agreement with New Star will terminate.  In order to avoid disruption of the Fund’s investment management program, the Board approved an interim subadvisory agreement with Mastholm pending shareholder approval of a new subadvisory agreement.

In connection with the change in subadviser to the Fund, the Fund will change its name to the Frontegra Mastholm International Equity Fund.  The Fund’s investment objective, principal investments and non-fundamental and fundamental investment policies will remain the same. Frontegra Asset Management, Inc. will continue as the Fund’s investment adviser and the current investment advisory fee structure will remain the same.  Under the interim subadvisory agreement, Frontegra Asset Management, Inc. will pay Mastholm the subadvisory fee at the same rate currently payable to New Star.  A discussion regarding the Board of Directors’ basis for approving the interim subadvisory agreement will be included in the Fund’s semi-annual report for the period ended December 31, 2009.

Upon Mastholm assuming the day-to-day investment management responsibilities for the Fund, it is expected that the Fund will experience an initial period of transition during which securities currently held in the portfolio will be repositioned in connection with the change in subadvisers.  This portfolio turnover is likely to lead to increased brokerage commissions and other transaction costs, and may also have potentially adverse tax consequences to shareholders.  Additionally, Mastholm expects that the Fund will experience a higher portfolio turnover rate than under New Star’s management due to Mastholm’s investment process, as described below.

Effective upon Mastholm assuming day-to-day investment management responsibilities for the Fund, the changes listed below are made to the prospectus.

The second sentence under the section of the prospectus entitled “The Fund at a Glance—Principal Investment Strategy” is replaced with the following:

The Fund invests primarily in large- and mid-cap companies with market capitalizations of $3 billion or more at the time of investment.

The following risk factor is added to the section of the prospectus entitled “The Fund at a Glance—Principal Risk Factors”:

High Portfolio Turnover Risk.  The Fund may trade actively and experience a high portfolio turnover rate (over 100%).  High portfolio turnover is likely to lead to increased Fund expenses, such as brokerage commissions and other transaction costs.  Additionally, a high portfolio turnover rate may result in higher short-term capital gains taxable to shareholders and in lower investment returns.

The last sentence of the first paragraph under the section of the prospectus entitled “Principal Investment Strategy” is deleted.

The section of the prospectus entitled “Investment Process” is replaced with the following:

In constructing a portfolio for the Fund, Mastholm implements a bottom-up all capitalization growth investment approach, primarily in developed markets.  Mastholm screens the Bloomberg database of non-U.S. companies on a daily basis to identify stocks with accelerating earnings or positive news impacting current or future earnings.  Companies that pass their initial screens are reviewed to identify purchase candidates ideally with several of the following characteristics:

•

Clarity of accounting and confirmation of real earnings growth

•

Operating results significantly higher than analysts’ expectations

•

Wide divergence of analysts’ expectations

•

Stock price below historical average range

•

Trading liquidity that meets guidelines

Candidates with these characteristics become the highest priorities for fundamental research by the six person investment team.  Fundamental research is allocated among the portfolio managers or analysts based on country or industry expertise.  The investment team meets daily to review existing holdings and new investment candidates.

The fundamental analysis process is designed to uncover catalysts that drive earnings that might not be fully recognized by the market.  Industry analysts are contacted to discuss the assumptions that led to their original earnings forecast, companies are then contacted to discuss how their explanation differs from that of industry analysts and to identify trends not recognized or fully discounted by the market.  Competitors, suppliers and vendors are questioned to cross-reference the information garnered from analysts and companies.  The portfolio managers spend a significant amount of time visiting with companies abroad that are in the portfolio or under consideration.

Investments are primarily concentrated in developed markets, with a limit of 20% of the Fund’s total assets in non-index countries at market.  Mastholm tends to remain fully invested in stocks at all times, and does not hedge currencies except under rare circumstances.

Mastholm does not manage the Fund to a benchmark, but the investment team pays close attention to the country, sector and industry deviations of the portfolio relative to the broader EAFE Index and the EAFE Growth Index.  Initial position sizes are typically between 50 and 100 basis points of assets and a full position size is 200-300 basis points.  The maximum amount in any given stock is 5% of the Fund’s total assets.

Securities are trimmed or sold for several reasons, including when earnings catalysts are fully recognized by the market or when a position is replaced by a stronger candidate.  Stocks that break down relative to two or more factors are typically trimmed or sold.

In the section of the prospectus entitled “Fund Management,” the paragraphs entitled “New Star” and “Investment Policy Committee” are deleted and replaced with the following:

Mastholm.  Mastholm specializes in the management of international equity investment portfolios.  Mastholm is located at 601 Union Street, Suite 3720, Seattle, Washington  98101.  Under the subadvisory agreement, Mastholm is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement of Frontegra pursuant to the expense cap agreement discussed above, subject to a minimum of 0.33% of the Fund’s average daily net assets.  Mastholm provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Mastholm provides advice to institutional accounts, a registered investment company sub-portfolio and two institutional commingled funds.

Mastholm Portfolio Management Team.  Mastholm’s portfolio management team is responsible for the day-to-day management of the Fund’s portfolio.  All team members work together to develop investment strategies and select securities for the Fund.

Theodore J. Tyson serves as the lead member of the portfolio management team.  Mr. Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm.  Prior to forming Mastholm in 1997, Mr. Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988.  He has been in the investment business since 1984.

Douglas R. Allen has been a Director and Portfolio Manager of Mastholm since 1999 and was an International Investment Analyst at American Century Investment Management from 1995 to 1999.

Daniel Y. Kim has been a Portfolio Manager of Mastholm since 2006 and was an analyst at Mastholm from 2004 to 2006.

Andrew J. Elofson has been a Director and Portfolio Manager at Mastholm since 2005 and was an analyst at Mastholm from 2002 to 2005.

The SAI provides additional information about the Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is October 6, 2009.

Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Statement of Additional Information Dated October 31, 2008

Frontegra New Star International Equity Fund

Effective upon Mastholm Asset Management, LLC (“Mastholm”) assuming day-to-day investment management responsibilities for the Fund, the Fund’s Statement of Additional Information (“SAI”) dated October 31, 2008 is revised as follows:

Generally

Unless the context requires otherwise, all references to “Frontegra New Star International Equity Fund” shall refer to “Frontegra Mastholm International Equity Fund” and all references to “New Star Institutional Managers Limited” shall refer to “Mastholm Asset Management, LLC”.

Code of Ethics

The fifth paragraph is replaced by the following:

Mastholm has adopted a Code of Ethics that governs all managers, officers and employees of Mastholm (collectively, “Investment Personnel”).  The Code of Ethics permits Investment Personnel to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Investment Personnel to preclear most transactions, to disclose all securities holdings and to submit monthly transaction reports.

Investment Adviser

The ninth paragraph is replaced by the following:

Frontegra has entered into an interim subadvisory agreement with Mastholm under which Mastholm serves as the International Equity Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, Mastholm is compensated by Frontegra for its investment advisory services at the annual rate of 60% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed below subject to a minimum of 0.33% of the Fund’s average daily net assets.  The following persons may be deemed to be control persons of Mastholm due to their ownership in and/or position with the firm.  Thomas M. Garr is a Managing Director, Chief Operating Officer and Chief Compliance Officer of Mastholm.  Theodore J. Tyson is a Managing Director and Chief Investment Officer of Mastholm.  Robert L. Gernstetter is a Director of Mastholm responsible for management and client matters.  Douglas R. Allen is a Director of Mastholm.  Stephen P. Arnold is Director of Trading of Mastholm.  Andrew J. Elofson is a Director of Mastholm.

Portfolio Managers

In the table entitled “Other Accounts Managed by the Portfolio Managers,” the information regarding New Star Institutional Managers is deleted and replaced with the following information regarding the Mastholm portfolio managers, which is as of June 30, 2009.

Other Accounts Managed by the Portfolio Managers
As of June 30, 2009

	Other Registered Investment Companies Managed by Portfolio Manager*		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
International Equity Fund
Mastholm Asset Management LLC**
Theodore J. Tyson	1	$166 million	2	$246 million	0	0	7	$851 million	2	$508 million
Douglas R. Allen	1	$166 million	2	$246 million	0	0	7	$851 million	2	$508 million
Daniel Y. Kim	1	$166 million	2	$246 million	0	0	7	$851 million	2	$508 million
Andrew J. Elofson	1	$166 million	2	$246 million	0	0	7	$851 million	2	$508 million

____________

*

Mastholm advises a sub-portfolio of another registered investment company.  The “total assets” represents the sub-portfolio managed by Mastholm.

**

Accounts are managed jointly by all portfolio managers listed.

In the section entitled “Potential Conflicts of Interest,” the fourth paragraph is replaced with the following:

International Equity Fund – Mastholm Asset Management LLC

Mastholm is an international equity growth manager that manages other client portfolios with positions similar to those in the portfolio that Mastholm manages for the International Equity Fund.  Positions are bought and sold for all clients based on their investment criteria and Mastholm’s investment style.  Mastholm manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

In the section entitled “Compensation of Portfolio Managers,” the discussion under “International Equity Fund” is replaced with the following:

The portfolio managers each receive a compensation package that includes fixed guaranteed payments, variable profit distributions and fixed retirement benefits in a 401(k) plan, none of which are based on the performance of the International Equity Fund or the value of the assets in the portfolio of such Fund.

In the section entitled “Ownership of Fund Shares by Portfolio Managers,” the information for New Star is replaced by the following sentence:

As of the date of this SAI supplement, Mastholm’s portfolio managers do not own any shares of the International Equity Fund.

Proxy Voting Policies

The information with respect to New Star is replaced by the following:

Mastholm believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  Mastholm is committed to voting corporate proxies in the manner that serves the best interests of its clients.  Mastholm believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

To implement Mastholm’s proxy voting policies, Mastholm has developed the following procedures for voting proxies. Upon receipt of a corporate proxy by Mastholm, the special or annual report and the proxy are submitted to Mastholm’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Mastholm’s voting guidelines.  In cases where Mastholm is aware of a conflict between the interests of a client(s) and the interests of Mastholm or an affiliated person of Mastholm, Mastholm will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions.

This supplement should be retained with the SAI for future reference.

The date of this Supplement is October 6, 2009.